                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           Merrimac Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287

Mason N. Carter                                                December 19, 2000

Chairman of the Board

Dear Fellow Shareholder:


     We are pleased to invite you to attend a Special Meeting of Shareholders of Merrimac Industries, Inc. to be held at the Company's offices at 41 Fairfield Place, West Caldwell, New Jersey on January 23, 2001 at 10:00 a.m. local time. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE TAKE THE TIME TO VOTE YOUR SHARES TODAY.





     Your Board of Directors has been considering steps that can be taken to better position Merrimac for future challenges as the Company continues to grow. AFTER CAREFUL CONSIDERATION AND WITH ADVICE OF THE COMPANY'S COUNSEL AND INVESTMENT BANKERS, YOUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE A PROPOSAL TO REINCORPORATE THE COMPANY FROM NEW JERSEY TO DELAWARE BY MERGING THE COMPANY INTO A DELAWARE SUBSIDIARY TO BE NAMED MERRIMAC INDUSTRIES, INC. WHEN THE MERGER BECOMES EFFECTIVE. As I am sure you are aware, the value of your Merrimac shares has more than doubled since the beginning of the year. Your Board believes that reincorporating in Delaware, considering the Company's recent significant growth, is a logical progression and in the best interests of shareholders.



     As a result of the reincorporation merger, the Company would have authority to issue 21 million shares of capital stock, of which up to 1 million shares may be preferred stock. The Company is currently authorized to issue 5 million shares of common stock. The Board of Directors believes that, given the current size of the Company and its business, it would be appropriate and desirable that the Company have the greater financial flexibility afforded by this increase in authorized capital stock.



     THIS PROPOSAL REQUIRES THE APPROVAL OF 80% OF THE OUTSTANDING SHARES ENTITLED TO VOTE AT THE MEETING. THEREFORE, A NON-VOTE OR AN ABSTENTION WILL BE THE SAME AS A VOTE AGAINST THE PROPOSAL.



     We urge you to read the enclosed proxy material that further explains the proposal and to take the time to vote your proxy FOR the proposal. REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, EVERY VOTE COUNTS. FOR YOUR CONVENIENCE, WE HAVE MADE ARRANGEMENTS TO ALLOW YOU TO EASILY VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET IN ADDITION TO BY MAIL. Simply follow the enclosed instructions and vote your shares today.


     If you have any questions or require assistance, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (TOLL FREE) or (212) 929-5500 (CALL COLLECT).

     On behalf of your Board of Directors, I thank you for your support and urge you to vote FOR approval of the proposal.

     I would like to take this opportunity to wish you and your family a happy holiday season and a healthy and prosperous New Year.

                                          Very truly yours,

                                          /s/ Mason N. Carter

                                          Mason N. Carter
                                          Chairman of the Board

                           MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 23, 2001

To the Shareholders of
  Merrimac Industries, Inc.:

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the "Special Meeting") of MERRIMAC INDUSTRIES, INC. (the "Company") will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on January 23, 2001, at 10:00 a.m. (local time) for the following purpose:

     - To consider and vote upon a proposal to merge the Company into Merrimac Industries, Inc. (Delaware), a newly-formed Delaware subsidiary, which would be the surviving entity in such merger, in order to change the Company's state of incorporation from New Jersey to Delaware.

     The Board of Directors has unanimously approved the merger and the transactions related thereto, believes the merger and the change of the state of incorporation is in the best interests of the Company and its shareholders and recommends that you vote FOR the proposal.


     Holders of record of Common Stock, par value $0.50 per share, at the close of business on December 8, 2000, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting.


     You are cordially invited to attend the Special Meeting. Because it is important that your shares be represented at the Special Meeting, we urge you to indicate on the enclosed proxy card your choice with respect to the matters to be voted upon at the Special Meeting, sign and date the card and return it promptly in the enclosed envelope. Please do this even if you plan to attend the Special Meeting, as the return of a signed proxy will not limit your right to vote in person but will assure that your vote will be counted in the event your plans for personal attendance should change.

     If you have any questions about the Special Meeting or would like to receive additional copies of the proxy statement or the proxy card, you should contact our proxy solicitor:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                        (800) 322-2885 (CALL TOLL FREE)
                         (212) 929-5500 (CALL COLLECT)
                           (212) 929-0308 (FACSIMILE)
                    WWW.PROXY@MACKENZIEPARTNERS.COM (E-MAIL)

                                          Very truly yours,

                                          /s/ Mason N. Carter

                                          Mason N. Carter
                                          Chairman of the Board

                           MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT


     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of MERRIMAC INDUSTRIES, INC. (the "Company") for use at the special meeting of the shareholders of the Company (the "Special Meeting") to be held on January 23, 2001 at 10:00 a.m. (local time) at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, for the purpose of considering and voting on the proposal to change the state of incorporation to Delaware, as more fully described in the accompanying Notice of Special Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is December 19, 2000.


     It is expected that the solicitation will be primarily by mail, but proxies also may be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. The Company expects to pay compensation for the solicitation of proxies, plus expenses, to MacKenzie Partners, Inc. to supply brokers and other persons with proxy materials for forwarding to beneficial holders of common stock of the Company. The Company expects to pay MacKenzie Partners, Inc. a fee of approximately $10,000 for its services. The Company will also reimburse such brokers and other persons for expenses related to such forwarding.

     The form of proxy forwarded to shareholders with the Notice of Special Meeting confers discretionary authority upon the proxy nominees with respect to the matters identified in the Notice of Special Meeting. The form of proxy allows the shareholder to specify that the shares registered in his/her name may vote for or vote against or abstain from voting on the proposed merger of the Company into its newly-formed, wholly-owned Delaware subsidiary, which would have the effect of changing the Company's state of incorporation from New Jersey to Delaware (the "Reincorporation Merger").

     The shares represented by proxies solicited hereby will be voted for or voted against or withheld from voting (abstention), in each case, in accordance with the specifications made by the shareholders giving such proxy.

     Under Securities and Exchange Commission ("SEC") rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on the proposal. New Jersey law and the Company's By-laws require the presence of a quorum for the Special Meeting. A quorum is defined as a majority of the votes entitled to be cast at the Special Meeting. FOR VOTING PURPOSES, ABSTENTIONS WILL BE COUNTED FOR THE PURPOSE OF ESTABLISHING A QUORUM AND WILL HAVE THE SAME EFFECT AS VOTES "AGAINST" THE PROPOSAL.

     Under the rules of the American Stock Exchange (the "AMEX"), broker-dealer "non-votes" on "non-routine" matters are not counted in calculating the number of votes cast in connection with the approval of the proposal. The broker-dealer non-votes will be counted, however, for the purpose of establishing a quorum. The proposal to approve an Agreement and Plan of Merger resulting in the Reincorporation Merger and to approve the related change of the state of incorporation from New Jersey to Delaware is a "non-routine" item under the AMEX rules, which means that brokers who have received no voting instructions from their customers do not have discretion to vote on this matter. As discussed above, these broker "non-votes" will not be treated as votes cast at the Special Meeting and thus will have the same effect as votes "against" the proposal.

     Proxies given by shareholders for use at the Special Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by law, a proxy may be revoked in any one of the following ways:

          (a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company prior to the closing of the polls at the Special Meeting;

          (b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary or the Chairman of the Special Meeting prior to the closing of the polls at the Special Meeting;

          (c) by attending the Special Meeting in person and personally voting the shares represented by the proxy; or

          (d) by an instrument in writing executed by the shareholder or by his/her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Special Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such meeting on the day of the Special Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

     The authorized capital of the Company consists of 5,000,000 common shares, par value $0.50 (the "Common Shares").


     Every holder of record at the close of business on December 8, 2000 (the "Record Date") is entitled to receive notice of and to vote at the Special Meeting. At the close of business on the Record Date, 2,593,711 Common Shares were issued and outstanding. Every shareholder of record on the Record Date is entitled to one vote for each Common Share then held. The approval of the holders of record of at least 80% of the outstanding Common Shares of the Company entitled to vote thereon is required to approve the Reincorporation Merger.


                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN SHAREHOLDERS

     The following table sets forth, as of the Record Date, information concerning Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock of the Company,
(ii) each director and named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group, that was either provided by the person or publicly available from filings made with the SEC:


                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP+
                                                                (DIRECT EXCEPT AS      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS                                NOTED)              CLASS
-------------------------------------                         ---------------------    ----------
Ericsson Holding International, B.V. .......................         575,000(1)          21.35%
  c/o Lawrence F. Lyles
  740 East Campbell Road
  Richardson, TX 75081
Adam Smith group............................................         409,800(2)          14.64%
  c/o Adam Smith Capital
  Management, L.L.C.
  101 East 52nd Street
  New York, NY 10022
William D. Witter, Inc. ....................................         278,499             10.74%
  One Citicorp Center
  153 East 53rd Street
  New York, NY 10022
Charles F. Huber II.........................................         130,000(3)           5.01%
  c/o William D. Witter, Inc.
  One Citicorp Center
  153 East 53rd Street
  New York, NY 10022
Arthur A. Oliner............................................         200,668(4)           7.66%
  11 Dawes Road
  Lexington, MA 02173

                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP+
                                                                (DIRECT EXCEPT AS      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS                                NOTED)              CLASS
-------------------------------------                         ---------------------    ----------
Mason N. Carter.............................................         161,280(5)           5.95%
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006
Joel H. Goldberg............................................          50,600(6)           1.94%
  c/o C.C.I./SK Associates, Inc.
  1767 Morris Avenue
  Union, NJ 07083
Albert H. Cohen.............................................          16,850(7)              *
  51 Primrose Circle
  Princeton, NJ 08540
Edward H. Cohen.............................................          23,950(8)              *
  c/o Rosenman & Colin LLP
  575 Madison Avenue
  New York, NY 10022
Joseph B. Fuller............................................           9,650(9)              *
  c/o Monitor Company
  Two Canal Park
  Cambridge, MA 02141
Robert V. Condon............................................          19,966(10)             *
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006
James J. Logothetis.........................................          22,479(11)             *
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006
Brian R. Dornan.............................................          17,496(12)             *
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006
Reynold K. Green............................................          19,368(13)             *
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006
All directors and executive officers as a group (18                  627,666(14)         21.56%
  persons)..................................................


---------------
  + "Beneficial Ownership" means the sole or shared voting power to direct the voting or investment of a security, including securities subject to options, warrants or other common stock equivalents which are exercisable within sixty (60) days.

  * The percentage of shares beneficially owned does not exceed 1% of the class.

 (1) Includes 100,000 shares deliverable upon exercise of warrants at a purchase price of $21.25 per share. All such warrants are presently exercisable.


 (2) Includes 204,900 shares deliverable upon exercise of warrants at a purchase price of $21.25 per share. All such warrants are presently exercisable. The Adam Smith group includes Adam Smith Capital Management L.L.C., Adam Smith Investment Partners, L.P., Adam Smith Investments, Ltd., Diamond Capital Management Inc., Richard Grossman, Richard and Ana Grossman JTWROS and Orin Hirschman.


 (3) The number of shares of Common Stock in the table is based upon information provided to the Company by Mr. Huber. These amounts are not included in the totals for all directors and executive officers as a group. Mr. Huber, who is a Managing Director of William D. Witter Associates, an affiliate of William D. Witter, Inc., disclaims beneficial ownership of the 238,299 shares owned by William D. Witter, Inc.


      The Company is a party to a shareholder's agreement dated as of October 30, 1998 with Mr. Huber. The shareholder's agreement contains certain provisions relating to the purchase and sale by Mr. Huber of the capital stock of the Company and relating to Mr. Huber's ability to vote his Common Stock. Mr. Huber is generally prohibited from acquiring any securities of the Company without the Company's prior approval and from selling any such securities to any person or group that would then hold three percent or more of the outstanding capital stock of the Company. During the term of the shareholder's agreement, Mr. Huber is also required to vote his shares of Common Stock as directed by the Board of Directors or the Chief Executive Officer of the Company.


 (4) Includes 26,400 shares subject to stock options that are exercisable currently or within 60 days and 9,528 shares owned by Dr. Oliner's wife as to which he disclaims beneficial ownership.



 (5) Includes 110,150 shares subject to stock options that are exercisable currently or within 60 days.



 (6) Includes 17,600 shares subject to stock options that are exercisable currently or within 60 days.



 (7) Includes 8,250 shares subject to stock options that are exercisable currently or within 60 days.



 (8) Includes 9,950 shares subject to stock options that are exercisable currently or within 60 days.



 (9) Includes 5,650 shares subject to stock options that are exercisable currently or within 60 days.



(10) Includes 13,750 shares subject to stock options that are exercisable currently or within 60 days.



(11) Includes 20,000 shares subject to stock options and 695 shares subject to the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.



(12) Includes 12,450 shares subject to stock options and 1,932 subject to the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.



(13) Includes 12,850 shares subject to stock options and 2,017 shares subject to the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.



(14) Includes 308,985 shares subject to stock options and 8,756 shares subject to the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.

                                  PROPOSAL 1:

                CHANGE THE STATE OF INCORPORATION OF THE COMPANY
                          FROM NEW JERSEY TO DELAWARE

INTRODUCTION

     The principal change to be effected as a result of this proposal and the Reincorporation Merger is the change in the Company's state of incorporation, which will result in certain other changes in the Company's Certificate of Incorporation and By-Laws. These changes are discussed below and are embodied in the Agreement and Plan of Merger (the "Reincorporation Merger Agreement") between the Company and Merrimac-Delaware, Inc. ("Merrimac DE"), the Company's wholly-owned Delaware subsidiary. The Board of Directors believes that the best interests of the Company and its shareholders will be served by adopting and approving the Reincorporation Merger Agreement and, accordingly, the Reincorporation Merger.

PRINCIPAL REASONS FOR THE REINCORPORATION MERGER AGREEMENT

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporate laws which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to the Company by allowing it to make corporate decisions and take actions with increased confidence of what the outcome and consequences of those decisions and actions will be under the General Corporation Law of the State of Delaware. Further, the Delaware Secretary of State's office is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's business laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company.

     Consequently, the Board of Directors believes that the activities of the Company, both present and contemplated, can be better managed if the corporate affairs of the Company are governed by Delaware law. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under Delaware law than under New Jersey law. See the discussion under the heading "Comparison of Stockholder Rights Under the New Jersey Business Corporation Act and the Delaware General Corporation Law," below.

     The Company's Board of Directors has unanimously approved, subject to stockholder approval, a proposal to change the Company's state of incorporation from New Jersey to Delaware by means of the Reincorporation Merger of the Company with and into Merrimac DE as set forth in the Reincorporation Merger Agreement. The principal office of Merrimac DE will be the same as the Company's present principal office, 41 Fairfield Place, West Caldwell, New Jersey 07006-6287. If the shareholders approve the Reincorporation Merger Agreement, Merrimac DE will be the surviving corporation in the Reincorporation Merger. As a consequence of the Reincorporation Merger, the state law applicable to the Company's corporate affairs will change from New Jersey to Delaware, which will also result in certain differences in shareholders' rights.

     The following discussion summarizes certain aspects of the Reincorporation Merger Agreement, including certain material differences between New Jersey law and Delaware law. This summary does not purport to be a complete description of the Reincorporation Merger Agreement or the differences between shareholders' rights under New Jersey law and Delaware law and is qualified in its entirety by reference to (1) the Reincorporation Merger Agreement attached hereto as Annex I
(2) the certificate of incorporation of Merrimac DE attached hereto as Annex II, and (3) the by-laws of Merrimac DE attached hereto as Annex III. Copies of the Company's present certificate of incorporation, as amended, and by-laws are available for inspection at the Company's principal office, and copies will be sent to shareholders on request, without charge.

     Approval of the Reincorporation Merger Agreement by the shareholders will constitute approval of the Reincorporation Merger. Pursuant to the terms of the Reincorporation Merger Agreement, Merrimac DE's certificate of incorporation and by-laws will replace the Company's certificate of incorporation and by-laws as the charter documents affecting corporate governance and shareholders' rights. For a description of certain differences between the Company's certificate of incorporation and by-laws and Merrimac DE's certificate of incorporation and by-laws, see "Comparison of Certain Charter Document Provisions," below.

     The approval of the Reincorporation Merger Agreement will affect certain rights of the Company's shareholders. Accordingly, shareholders are urged to carefully read the Proxy Statement and its annexes.

PRINCIPAL FEATURES OF THE REINCORPORATION MERGER

     Upon the approval of the Reincorporation Merger by the Company's shareholders, the Company's Board of Directors shall, as promptly as practicable, cause the Reincorporation Merger to be consummated (the date of the consummation of the Reincorporation Merger is hereinafter referred to as the "Effective Date").

     Upon the consummation of the Reincorporation Merger, the separate existence of the Company will cease, and Merrimac DE, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each Common Share of the Company issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one Common Share of Merrimac DE. Upon the consummation of the Reorganization Merger, stock certificates which immediately prior to the Reincorporation Merger represented common stock of the Company, including Common Shares held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of Merrimac DE common stock. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Merrimac DE. However, following the Reincorporation Merger, if any stock certificates of the Company are submitted to Merrimac DE or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the subject Merrimac DE shares will be delivered to the transferee or holder of such shares. Upon the request of any stockholder, Merrimac DE will, without charge, furnish such holder a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof that Merrimac DE is authorized to issue, and of the qualifications, limitations or restrictions of such preferences and/or rights. This exchange of securities will be exempt from the registration requirements of the federal securities laws.

     Approval of the Reincorporation Merger Agreement will not result in any change in the business, management, assets or liabilities of the Company. The directors and officers of the Company will be the directors and officers of Merrimac DE following the Reincorporation Merger. On the Effective Date, the Merrimac DE common stock will be listed on the American Stock Exchange, where the Common Shares of the Company are currently listed. The Company's transfer agent will consider the delivery of existing stock certificates representing Common Shares of the Company as constituting "good delivery" of shares of Merrimac DE common stock in transactions subsequent to the Reincorporation Merger.

     Pursuant to the terms of the Reincorporation Merger Agreement, each option and warrant to purchase Common Shares of the Company outstanding immediately prior to the consummation of the Reincorporation Merger will become an option or warrant to purchase Merrimac DE common stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company will be continued by Merrimac DE upon the same terms and subject to the same conditions as currently in effect.

     In accordance with generally accepted accounting principles, the Company expects that following the Reincorporation Merger the assets and liabilities of the Company will be carried forward at their recorded historical book values.

     In accordance with the Reincorporation Merger Agreement, all agreements and obligations of the Company will be assumed by, and become obligations of, Merrimac DE, upon the Effective Date of the Reincorporation Merger.

     The Reincorporation Merger does not require the approval of any federal or state regulatory agency, nor does the transfer of any of the Company's existing permits or licenses to Merrimac DE require the consent of any such regulatory agency.

     While it is anticipated that, if approved by the shareholders, the Reincorporation Merger will become effective as promptly as practicable after such approval, the Reincorporation Merger Agreement does provide that the Merger may be abandoned by the mutual consent of the board of directors of both the Company and Merrimac DE prior to the Effective Date, either before or after stockholder approval. In addition, the Reincorporation Merger Agreement may be amended prior to the Effective Date of the Reincorporation Merger, either before or after stockholder approval, to the fullest extent permitted by applicable law.

COMPARISON OF CERTAIN CHARTER DOCUMENT PROVISIONS

     Merrimac DE's certificate of incorporation and by-laws are generally similar to the Company's certificate of incorporation and by-laws, but there are some differences. Some of these changes, such as the change in the number of authorized common shares and authorization of preferred stock, do not reflect differences between New Jersey and Delaware law, but have been determined by the Company's board of directors to be desirable. Other differences are primarily the result of differences between Delaware law and New Jersey law. Significant provisions and certain important similarities and differences are discussed below.


INCREASE IN AUTHORIZED CAPITALIZATION



     Following the Reincorporation Merger, Merrimac DE would have authority to issue 21 million shares of capital stock, of which up to 1 million shares may be preferred stock. The Company is currently authorized to issue 5 million shares of common stock. The Board of Directors believes that, given the current size of the Company and its business, it would be appropriate and desirable that the Company have the greater financial flexibility afforded by this increase in authorized capital stock.


RIGHT OF DIRECTORS TO DETERMINE TERMS OF PREFERRED STOCK

     New Jersey and Delaware law are similar with respect to the manner in which directors may determine the terms of a series of preferred stock and the terms which may be so fixed. Under both Delaware law and New Jersey law, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and provide for different voting or other rights between series of preferred stock. Merrimac DE's certificate of incorporation permits the board of directors to exercise broad discretion in prescribing the terms and rights of a series of preferred stock.

NO PREEMPTIVE RIGHTS

     Under both New Jersey and Delaware law, shareholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. The Company's certificate of incorporation and Merrimac DE's certificate of incorporation do not provide shareholders with preemptive rights.

BOARD OF DIRECTORS; COMMITTEES

     Under New Jersey law, a board of directors may consist of one or more members as provided in the by-laws and subject to any provision contained in the certificate of incorporation. The participation of directors with a majority vote will constitute a quorum for the transaction of business unless the certificate of incorporation or the by-laws provide otherwise. However, in no event will the quorum be less than one-third of the votes of the board. The Company's certificate of incorporation provides that there can be no fewer than three directors and that the exact number of directors is determined from time to time exclusively by the Board of Directors by the affirmative vote of a majority of the entire Board. The current number of directors is six. The directors are divided into three classes, designated Class I, Class II and Class III. At the 1999 Annual Meeting of Shareholders, Class I directors were elected for a one-year term, Class II directors were elected for a two-year term and Class III directors were elected for a three-year term. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class will hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director holds office until the annual meeting for the year in which his term expires and until his successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal for cause.

     Under Delaware law, a board of directors of a corporation may consist of one or more members as provided in the by-laws, unless the certificate of incorporation fixes the number of directors. A majority of the total number of directors will constitute a quorum for the transaction of business unless the certificate of incorporation or the by-laws require a greater number. The by-laws may provide that a smaller percentage can constitute a quorum; however, a quorum may not be less than one-third of the number of directors. Merrimac DE's by-laws provide that the number of directors of Merrimac DE will be not less than three, with the exact number to be determined exclusively by the Board of Directors from time to time. At the Effective Date of the Reincorporation Merger, Merrimac DE will have the same six directors divided into three classes, as the Company. Each director will hold office until the annual meeting of the shareholders for the year in which his term expires (and would have expired if he had continued to be a director of the Company) and until his successor is elected and qualified, or until such director's prior death, resignation, disqualification or removal for cause.

     Under the Company's by-laws, special meetings of the Board of Directors may be called by the chairman of the Board of Directors, the president or by one-third or more in number of the directors. Merrimac DE's by-laws contain an equivalent provision. Pursuant to the Company's by-laws, a majority of the directors then in office (but not less than one-third of the total number of directors constituting the full Board of Directors) constitutes a quorum for the transaction of business by the board of directors, and an act by a majority of the quorum of directors constitutes an act of the Board of Directors. Merrimac DE's by-laws contain an equivalent provision.

     New Jersey law allows the board of directors, by resolution adopted by a majority of the entire board, to designate an executive committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire board if the certificate or by-laws so provides. The Company's by-laws provide that the Company's Board of Directors may determine the extent to which each committee designated by the Board (each committee to consist of three or more directors) shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Company. Delaware law gives a board of directors broad authority to establish committees. Under Merrimac DE's by-laws, the board of directors of Merrimac DE may designate one or more committees, each committee to consist of one or more directors. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of Merrimac DE, except that no committee shall have the power or authority in reference to (1) approving or adopting, or recommending to the shareholders, any action or matter expressly required by the Delaware General Corporation Law (the "DGCL") to be submitted to shareholders for approval, or (2) adopting, amending or repealing any by-law of Merrimac DE.

CUMULATIVE VOTING

     Neither the Company's nor Merrimac DE's certificate of incorporation and by-laws provide for cumulative voting in the election of directors. Therefore the shareholders of a majority of the voting power of Merrimac DE will be entitled to elect all of the class of directors of Merrimac DE up for re-election at any annual meeting.

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

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

     New Jersey law permits any vacancy, however caused, to be filled by a majority vote of the remaining directors. Similarly, the Company's by-laws provide that vacancies, however caused, including vacancies resulting from any increase in the authorized number of directors, may be filled by a majority of the Board of Directors then in office (even if less than a quorum) or by a sole remaining director.

     Delaware law specifically provides that, unless otherwise provided in a corporation's certificate of incorporation or by-laws, vacancies and newly created directorships may be filled by a majority vote of directors, even if less than a quorum, or by a sole remaining director. Delaware law also permits a corporation to reserve exclusively to the Board of Directors the power to fill Board vacancies. Merrimac DE's certificate of incorporation and by-laws provide that any vacancies created on the Board of Directors may be filled only by a majority of directors then in office (even if less than a quorum) or by a sole remaining director.

REMOVAL OF DIRECTORS

     Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of shareholders entitled to vote for the election of directors. The Company's certificate of incorporation provides that directors may not be removed by the shareholders without cause.

     Under Delaware law, directors may be removed by the shareholders, subject to certain qualifications, with or without cause, by an affirmative vote of a majority of the shares entitled to vote for the election of directors. If a corporation has a classified board of directors, unless its certificate of incorporation provides otherwise, shareholders can remove a director only for cause. Merrimac DE's certificate of incorporation provides that no director may be removed without cause by the shareholders.

DIRECTOR LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Both New Jersey law and Delaware law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

     New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to a corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (1) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (2) not in good faith or involving a knowing violation of law, or
(3) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company's certificate of incorporation limits liability of a director or an officer to the Company in accordance with New Jersey law. The Company's by-laws require the Company, to the extent permitted by law, to defend and indemnify its directors and officers.

     Delaware law permits a corporation to include a provision in its certificate of incorporation, which is included in Merrimac DE's certificate of incorporation, which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty. However, no such provision may eliminate or limit the liability of a director (1) in the case of a breach of the director's duty of loyalty to the corporation or its shareholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Under Delaware law, a corporation has the power to indemnify its directors, officers, employees and agents against judgments, settlements and expenses in any litigation or other proceeding, except a proceeding by, or in the right of, the corporation, if the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of Delaware law require indemnification of a present or former director or officer to the extent that he has been successful on the merits or otherwise in defense of any action or claim. Delaware law also permits indemnification of expenses in a suit by, or in the right of, the corporation if the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject to court approval if the person is adjudged liable. The Merrimac DE by-laws generally require Merrimac DE to indemnify and advance litigation expenses to its directors and officers to the extent permitted by Delaware law.

COMPARISON OF SHAREHOLDER RIGHTS UNDER THE NEW JERSEY BUSINESS CORPORATION ACT AND THE DELAWARE GENERAL CORPORATION LAW

     Following the reincorporation, the rights of shareholders of the Company will no longer be governed by New Jersey law. The following summarizes certain material differences between the rights of a shareholder of a New Jersey corporation and the rights of a stockholder of a Delaware corporation.

AMENDMENT OF CERTIFICATE OF INCORPORATION

     New Jersey law provides that an amendment to a corporation's certificate of incorporation may be made by board action alone in regard to certain actions (for example, an amendment to effect a share dividend). Other amendments to the certificate of incorporation require the action of the board with the approval of shareholders holding a majority of the voting stock entitled to vote thereon, unless the corporation's certificate of incorporation requires a greater percentage. The Company's certificate of incorporation does not require such greater percentage.

     Delaware law requires the approval of shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class or series entitled to vote separately thereon) to amend the corporation's certificate of incorporation, unless a higher vote is specified in the certificate of incorporation. Merrimac DE's certificate of incorporation does not require a higher vote.

AMENDMENTS TO BY-LAWS

     New Jersey law provides that a Board of Directors has the power to make, alter and repeal a corporation's by-laws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. The Company's by-laws state that they may be amended or repealed by vote of a majority of the stock outstanding at the time entitled to vote in the election of directors. The by-laws may also be amended or repealed by the Board of Directors by vote of a majority of the entire Board of Directors, but any by-laws adopted by the Board of Directors may be amended or repealed by the shareholders entitled to vote thereon as therein provided.

     Under Delaware law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the board of directors, have the power to adopt, amend or repeal a corporation's by-laws. Under Merrimac DE's certificate of incorporation the board of directors is expressly authorized to adopt, amend or repeal Merrimac DE's by-laws, which may also be adopted, amended or repealed by vote of the holders of 80% of all outstanding shares.

SHAREHOLDER PROPOSALS

     Neither Delaware nor New Jersey law explicitly require that shareholder proposals be the subject of an advance notice to shareholders. The Company's by-laws provide that for nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Merrimac DE's by-laws contain the same provisions with respect to advance notice of shareholder proposals as the Company's by-laws.

SPECIAL MEETINGS OF SHAREHOLDERS

     New Jersey law provides that a special meeting of shareholders may be called by the president or the board of directors or any stockholder, director, officer or other person as may be provided in the by-laws. Upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The Company's by-laws provide that special meetings may be called by the president, a majority of the Board of Directors or upon a request of the holders of not less than a majority of the outstanding stock entitled to vote at such special meeting.

     Delaware law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or by-laws may call special meetings of the shareholders. Merrimac DE's by-laws provide that the Chairman of the Board, the President, the Board of Directors or the holders of a majority of the outstanding stock entitled to vote may call a special meeting of shareholders.

ANTI-TAKEOVER PROVISIONS

     New Jersey law provides that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, 20 days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau"). The takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (1) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (2) the terms of the offer are unfair or inequitable to the security holders of the target company, (3) the plans and proposals which the offeror has to make any material change in the target company's, business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (4) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (5) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the New Jersey Business Corporation Act (the "NJBCA").

     Chapter 10A was added to the NJBCA in 1986 to protect shareholders and other corporate "constituents." It generally provides that no resident domestic corporation shall engage in any business combination with any interested stockholder for a period of five years following that interested stockholder's stock acquisition date unless the business combination is approved by the board of directors prior to that stock acquisition date. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (1) is the beneficial owner directly or indirectly of 10% or more of the voting power of the outstanding voting stock of the resident domestic corporation or (2) is an affiliate or associate of that resident domestic corporation and, at any time within the five year period immediately prior to the date in question, was a beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of that resident corporation. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates (1) beneficially owns that stock, directly or indirectly, (2) has the right to acquire or vote that stock, or (3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the beneficial owner. Accordingly, the NJBCA gives the Company's board of directors a veto power over any "business combination" proposed by one who directly or indirectly acquires 10% or more of the Company's voting stock. The New Jersey definition of "business combinations" includes any merger or consolidation.

     With the exception of certain excluded categories of transactions, a "business combination" is prohibited unless any one of the following three conditions are satisfied: (1) the board of directors of the resident domestic corporation must approve the business combination prior to the stock acquisition date of the interested stockholder; (2) the holders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the business combination by affirmative vote at a meeting called for that purpose; or (3) (a) the shareholders of the resident domestic corporation must receive the higher of (i) the highest price paid for any shares of common stock of the resident domestic corporation paid by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or (ii) the market value of the resident domestic corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price, plus, in either case, interest compounded annually, (b) the holder of stock other than common stock receives the higher of a similarly determined price or the highest preferential amount per share to which the holders of such shares are entitled if there is a liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that are not included in the preferential amount, (c) the consideration to the shareholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired, (d) the holders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination, and (e) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except (i) as part of the transaction that resulted in his becoming an interested stockholder, (ii) by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination, (iii) through a business combination meeting the conditions of paragraph (c) above, or
(iv) through purchase at a price that would have satisfied the requirements of paragraphs (a), (b) and (c), above.

     Delaware's anti-takeover provision, embodied in Section 203 of the DGCL, provides that if a person acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") that person may not engage in a wide range of transactions ("business combinations") with the corporation for a period of three years following the date the person became an interested stockholder unless (1) the board of directors approved either the business combination or the transaction that resulted in the person acquiring such voting stock prior to that acquisition date, (2) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (3) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. To determine whether a stockholder is the "owner" of 15% or more of a corporation's voting stock under
Section 203, ownership is defined broadly to include beneficial ownership and other indicia of control. A Delaware "business combination" is also defined broadly as including (1) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (2) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (3) certain transactions that would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder, and (4) receipt in certain instances by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

     The restrictions on interested shareholders under Section 203 of the DGCL do not apply under certain circumstances, including without limitation, the following: (1) the corporation does not have a class of voting stock that is listed on a national securities exchange, quoted on the NASDAQ Stock Market or held of record by more than 2,000 shareholders; or (2) if the business combination is proposed before the consummation or abandonment of and subsequent to the earlier of the public announcement or the required notice of the proposed transaction which (a) constitutes one of the transactions described in Section 203; (b) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors; and (c) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than one) who were directors before any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. Merrimac DE's common stock will be listed on the AMEX, a national stock exchange, and, since Merrimac DE's certificate of incorporation does not provide otherwise, will be subject to Section 203 of the DGCL.


     Ericsson Holding International, B.V. ("Ericsson"), a current shareholder of the Company owning as of the Record Date approximately 18.3% of the Company's outstanding Common Shares, is currently precluded by New Jersey law from acquiring from the Company additional Common Shares or other equity securities in the Company. If the Company is reincorporated in Delaware, Ericsson will not be similarly restricted by Delaware law. Ericsson is not currently precluded under New Jersey law, and would not be precluded under Delaware law, from acquiring additional common shares and other equity securities of the Company from third parties or in open market transactions.


MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS

     In addition to the anti-takeover provisions discussed above, New Jersey law provides that the sale of substantially all of a corporation's assets, through mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, such that the number of additional voting shares issued exceeds 40% of the voting shares outstanding prior to the transaction, must be approved by a majority of the shares (or, if applicable, a majority of each class or series of shares) entitled to vote thereon. Under Delaware law, mergers and consolidations require the approval of a majority of the shares outstanding and entitled to vote thereon. Similarly, a sale of substantially all of a Delaware corporation's assets must be approved by a majority of such shares outstanding and entitled to vote thereon. However, Delaware law does not require stockholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction, so long as the corporation has sufficient available shares. Delaware law allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, unless the certificate of incorporation otherwise provides, and Merrimac DE's certificate of incorporation does not otherwise so provide.

DISSOLUTION

     Both New Jersey and Delaware law provide that a corporation may be dissolved voluntarily by (1) the written consent of all its shareholders or (2) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders at which meeting the resolution is adopted. New Jersey law requires that to effect a dissolution by consent of shareholders, all shareholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the board and shareholders, the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum) by the shareholders entitled to vote thereon is necessary. Delaware law provides for two means of dissolving a company. The board may adopt a resolution dissolving the company subject to the approval of the holders of a majority of the shares entitled to vote thereon, or the shareholders may act without a board recommendation if all the shareholders entitled to vote thereon consent in writing to the dissolution.

DIVIDENDS

     New Jersey law prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. Delaware law permits a corporation to pay dividends from any surplus, or, if a corporation does not have a surplus, provides that a dividend may be paid from any net profits from the fiscal year in which the dividend is paid or from the preceding fiscal year (unless the payment would reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

ACTION WITHOUT A MEETING

     Under New Jersey law, most actions which may be taken by shareholders at a meeting may be taken without a meeting if all the shareholders entitled to vote thereon give their written consent. However, if stockholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the shareholders entitled to vote concur in writing and all other shareholders are provided with advance notice conforming to statutory requirements. Delaware law provides that, unless otherwise provided by the certificate of incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. Merrimac DE's certificate of incorporation does not allow Merrimac DE's shareholders to act by written consent.

TRANSACTIONS WITH DIRECTORS

     Delaware law provides that a contract or transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest is not void or voidable solely for that reason if: (1) the material facts of the interest and the contract or transaction are disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested directors so acting, even if the number of disinterested directors is less than a quorum; (2) such material facts are disclosed to the shareholders and the shareholders approve the contract or transaction in good faith; or (3) the contract or transaction is fair as to the corporation. New Jersey law includes a similar provision governing transactions between a corporation and one or more directors or entities in which a director has an interest.

LOANS TO DIRECTORS/OFFICERS/EMPLOYEES

     New Jersey law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that the action may reasonably be expected to benefit the corporation. However, a director who votes for the action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of New Jersey law. Delaware law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any of its subsidiaries, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation.

APPRAISAL RIGHTS

     Under New Jersey law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in a merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business. However, appraisal rights are not provided, unless the certificate of incorporation provides otherwise, when (1) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (2) no vote of the corporation's shareholders is required for the proposed transaction. As a result, the shareholders of the Company will not have appraisal rights in connection with the proposed reorganization merger.

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

     Under Delaware law, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in certain mergers or consolidations. Except in connection with certain so-called "short-form mergers" (a merger of a corporation with its 90% or more owned subsidiary), such appraisal rights are not provided when (1) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and shareholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (2) the corporation is the surviving corporation and no vote of its shareholders is required for the merger.

REPURCHASES OF STOCK

     New Jersey law prohibits a corporation from repurchasing or redeeming its shares if (1) after giving effect to the repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (2) after giving effect to the repurchase or redemption, the corporation would have no equity outstanding, (3) the redemption or repurchase price exceeded that specified in the securities acquired, or (4) the repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under Delaware law, a corporation may repurchase or redeem its shares only if the purchase does not impair its capital. However, a corporation may redeem preferred stock from capital if such shares will be retired upon redemption and the capital of the corporation is thereupon reduced in accordance with the applicable provisions of the DGCL, and may similarly redeem common stock from capital if no preferred stock is outstanding.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

     The Company will not request a ruling from the United States Internal Revenue Service about the federal income tax consequences of the Reincorporation Merger. However, the Company believes that the Reincorporation Merger will constitute a reorganization under Section 368 of the Internal Revenue Code, as amended (the "Code"). Consequently, holders of the Common Shares will not recognize any gain or loss for federal income tax purposes from the conversion of their Common Shares into common shares of Merrimac DE. For federal income tax purposes, a holder's aggregate basis in the shares of Merrimac DE received in the Reincorporation Merger will equal the holder's aggregate basis in the Common Shares converted therefor and such holder's holding period for the Merrimac DE common shares received in the Reincorporation Merger will include his holding period in the Common Shares converted therefor.

     Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to Merrimac DE pursuant to the Reincorporation Merger. In addition, Merrimac DE will succeed to and take into account of the earnings and profits, accounting methods, and other tax attributes of the Company specified in Section 381(c) of the Code.

     Holders of Common Shares should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws on the conversion of their Common Shares into shares of the common stock of Merrimac DE pursuant to the Reincorporation Merger.

                            VOTE NEEDED FOR APPROVAL

     A vote for the Reincorporation Merger Agreement will constitute specific shareholder approval for the adoption of the Reincorporation Merger and all other transactions related to the Reincorporation Merger.

     The Board of Directors of the Company recommends that shareholders vote "FOR" the approval of the Reincorporation Merger Agreement.

     Under New Jersey law, the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting, and, unless a corporation's certificate of incorporation contains a greater voting requirement, a plan of merger for companies organized after December 31, 1968 (which includes the

Company) must be approved by the affirmative vote of a majority of the votes cast by the holders of Common Shares of the Company entitled to vote thereon. The Company's certificate of incorporation requires for any proposed merger or consolidation of the Company with any other entity the approval of the holders of record of 80% of the outstanding Common Shares of the Company entitled to vote thereon. All executive officers and directors of the Company, who together own or have the right to vote 757,666 Common Shares, or 26.02% of the Company's outstanding Common Shares, have indicated that they will vote FOR the Reorganization Merger Agreement.

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER


     This Agreement and Plan of Merger (the "Merger Agreement") is made as of December 18, 2000, by and between Merrimac Industries, Inc., a New Jersey corporation ("Merrimac NJ") and Merrimac-Delaware, Inc., a Delaware corporation ("Merrimac DE"). Merrimac NJ and/or Merrimac DE, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."


                              W I T N E S S E T H:

     WHEREAS, Merrimac NJ is a corporation duly organized and existing under the laws of the State of New Jersey;

     WHEREAS, Merrimac DE is a corporation duly organized and existing under the laws of the State of Delaware;


     WHEREAS, as of the date of this Merger Agreement, Merrimac NJ has authority to issue 5,000,000 shares of common stock, par value $.50 per share, of which 2,593,711 shares are issued and outstanding;


     WHEREAS, as of the date of this Merger Agreement, Merrimac DE has authority to issue 20,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share, of which 100 shares of common stock and no shares of preferred stock are issued and outstanding and owned by Merrimac NJ;

     WHEREAS, the respective Boards of Directors of Merrimac NJ and Merrimac DE have determined that, for the purpose of effecting the reincorporation of Merrimac NJ in the State of Delaware, it is advisable and to their advantage and the advantage of their respective shareholders that Merrimac NJ merge with and into Merrimac DE as permitted by the New Jersey Business Corporation Act (the "NJBCA") and the General Corporation Law of the State of Delaware (the "DGCL") and upon the terms and conditions herein provided;

     WHEREAS, as a result of the Merger (as defined below), each share of common stock of Merrimac NJ issued and outstanding immediately prior to the Merger will be converted into a share of common stock of Merrimac DE;

     WHEREAS, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder; and

     WHEREAS, the respective Boards of Directors of Merrimac NJ and Merrimac DE have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Merrimac NJ shall merge with and into Merrimac DE on the following terms, conditions and other provisions:

I. TERMS AND CONDITIONS

     1.1 Merger. Subject to approval of the shareholders of Merrimac NJ, Merrimac NJ shall be merged with and into Merrimac DE (the "Merger") in accordance with the applicable provisions of the NJBCA and the DGCL. Merrimac DE shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Delaware.

     1.2 Effective Date. The Merger shall be effective upon the filing of a Certificate of Merger with each of the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey, which filings shall be made as soon as practicable after all required shareholder approvals have been obtained. The time of such effectiveness shall hereinafter be referred to as the "Effective Date."

     1.3 Succession. Upon the Effective Date, Merrimac DE shall succeed to all of the rights, privileges, debts, liabilities, powers and property of Merrimac NJ in the manner of and as more fully set forth under the applicable provisions of the DGCL. All rights of creditors of Merrimac NJ and all liens upon any property of Merrimac NJ shall be preserved unimpaired, and all debts, liabilities and duties of Merrimac NJ shall attach to Merrimac DE and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     1.4 Common Stock of Merrimac NJ. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.50 per share, of Merrimac NJ outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of Merrimac DE, par value $.01 per share.


     1.5 Common Stock of Merrimac DE. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $.01 per share, of Merrimac DE outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.


     1.6 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.50 per share, of Merrimac NJ shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $.01 per share, of Merrimac DE into which the shares of Merrimac NJ represented by such certificates have been converted as herein provided. The registered owner on the books and records of Merrimac DE or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Merrimac DE or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Merrimac DE evidenced by such outstanding certificate as above provided.


     1.7 Options. Upon the Effective Date, (a) Merrimac DE will assume and continue all of Merrimac NJ's stock option plans, including but not limited to its 1993 Stock Option Plan, 1996 Stock Option Plan for Non-Employee Directors and 1997 Long-Term Incentive Plan, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.50 per share, of Merrimac NJ shall become options or rights for the same number of shares of common stock, par value $.01 per share, of Merrimac DE, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, Merrimac DE hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of Merrimac NJ with respect thereto and (b) one share of Merrimac DE common stock shall be reserved for issuance under the stock option plans of Merrimac DE from and after the Effective Date for each one full share of common stock of Merrimac NJ reserved for issuance under the stock option plans of Merrimac NJ immediately prior to the Effective Date.


     1.8 Other Employee Benefit Plans. Upon the Effective Date, Merrimac DE will assume all obligations of Merrimac NJ under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

     1.9 Rights Plan. Upon the Effective Date, Merrimac DE will assume and continue all obligations of Merrimac NJ and will assume all rights outstanding under the Rights Agreement dated as of March 9, 1999, as amended, between Merrimac NJ and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation and By-laws. The Certificate of Incorporation of Merrimac DE in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Certificate of Incorporation of Merrimac DE; provided, however, that on and after the Effective Date the name of Merrimac DE shall be changed to "Merrimac Industries, Inc." The By-laws of Merrimac DE in effect on the Effective Date shall continue to be the By-laws of Merrimac DE.

     2.2 Directors. The directors of Merrimac NJ in office immediately prior to the Effective Date shall be the directors of Merrimac DE on and after the Effective Date. Such directors of Merrimac DE shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

     2.3 Officers. The officers of Merrimac NJ shall be the officers of Merrimac DE upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

III. MISCELLANEOUS

     3.1 Further Assurances. From time to time, as and when required by Merrimac DE or by its successors and assigns, there shall be executed and delivered on behalf of Merrimac NJ such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in Merrimac DE the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of Merrimac NJ, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Merrimac DE are fully authorized in the name of and on behalf of Merrimac NJ or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendments. At any time before or after approval by the stockholders of Merrimac NJ, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Merrimac NJ and Merrimac DE to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Merrimac NJ or Merrimac DE or both, notwithstanding the approval of this Merger Agreement by the stockholders of Merrimac NJ.

     3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     3.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, excluding applicable conflict-of-laws principles, except to the extent the laws of the State of New Jersey must be applied pursuant to the relevant conflict-of-laws principles.

     3.6 Headings. The headings of various sections herein are inserted for convenience or reference only and are not intended to be a part of or to affect the meaning or interpretation of this Merger Agreement.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of Merrimac NJ and Merrimac DE, is hereby executed on behalf of each said corporation.

                                          MERRIMAC INDUSTRIES, INC.,
                                          a New Jersey corporation


                                          By: /s/    MASON N. CARTER

                                            ------------------------------------

                                            Name: Mason N. Carter


                                            Title:Chairman, President and Chief
                                                  Executive Officer


                                          MERRIMAC-DELAWARE, INC.,
                                          a Delaware corporation


                                          By: /s/   ROBERT V. CONDON

                                            ------------------------------------

                                            Name: Robert V. Condon


                                            Title:Vice President, Finance and
                                                  Chief Financial Officer

                                                                        ANNEX II

                        CERTIFICATE OF INCORPORATION OF
                            MERRIMAC-DELAWARE, INC.

     FIRST: The name of the Corporation is Merrimac-Delaware, Inc.

     SECOND: The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road #400, Wilmington, County of New Castle, Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

     THIRD: The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: A. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Twenty One Million (21,000,000), consisting of Twenty Million (20,000,000) shares of common stock, par value One Cent ($.01) per share (the "Common Stock") and One Million (1,000,000) shares of preferred stock, par value One Cent ($.01) per share (the "Preferred Stock").

     B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

     C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock).

     FIFTH: A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the By-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     B. The Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation. Any adoption, amendment, or repeal of the By-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the By-laws of the Corporation. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships.

     SIXTH: Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the By-laws, or, if not so designated or provided, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-laws so provide.

     SEVENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Neither the amendment nor repeal of this Article SEVENTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article SEVENTH, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption of an inconsistent provision.

     EIGHTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board, provided that the number of directors of the Corporation shall not be less than three (3). If the number of directors is at any time reduced by the Board of Directors, in no case shall such a reduction shorten the term of any incumbent director. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, designated Class I, Class II and Class III, with the term of office of Class I to expire at the Corporation's first annual meeting of stockholders, the term of office of Class II to expire at the Corporation's second annual meeting of stockholders and the term of office of Class III to expire at the Corporation's third annual meeting of stockholders. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal for cause. Subject to the rights of the holders of any series of the Preferred Stock then outstanding, any vacancy occurring of the Board of Directors, including any vacancy resulting from an increase in the authorized number of directors, shall only be filled by a majority of the Board of Directors then in office, although less than a quorum (and not by stockholders), or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

     Notwithstanding anything to the contrary in the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the provisions of this Certificate of Incorporation (including any Preferred Stock Designation) applicable thereto, unless expressly provided otherwise by the resolutions of the Board of Directors providing for the creation of such class or series.

     B. Advance notice of stockholder nominations for the elections of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided by the By-laws of the Corporation.

     C. Subject to the rights of the holders of any series of the Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

     NINTH: The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Section 157 of the Delaware General Corporation Law, including issuance of any such rights to the stockholders, and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the corporation.

     TENTH: Any action permitted or required to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing by stockholders.

     ELEVENTH: The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights of stockholders herein are granted subject to this reservation.

     TWELFTH: The name and mailing address of the sole incorporator are as follows:

NAME                                           MAILING ADDRESS
----                                           ---------------
Maksim Goldman...........................  Chadbourne & Parke LLP
                                           30 Rockefeller Plaza
                                           New York, New York 10112


     THE UNDERSIGNED, being the sole incorporator above named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has signed this instrument this 14th day of December, 2000.



                                          /s/       MAKSIM GOLDMAN

                                          --------------------------------------
                                                      Maksim Goldman
                                                    Sole Incorporator

                                                                       ANNEX III

                            MERRIMAC-DELAWARE, INC.

                                    BY-LAWS

                                   ARTICLE I

                                  STOCKHOLDERS

     Section 1. Annual Meeting.

     (1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders.

     (2) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice with respect to such meeting, (b) by or at the direction of the Board of Directors or
(c) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

     (3) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the foregoing paragraph, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary (the "Anniversary") of the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the
                                      III-1

Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

     (4) Notwithstanding anything in the second sentence of the third paragraph of this Section 1 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 55 days prior to the Anniversary, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (5) Only persons nominated in accordance with the procedures set forth in this Section 1 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

     (6) For purposes of these By-laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     (7) Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 2. Special Meetings.

     (1) Special meetings of the stockholders, other than those required by statute, may be called at any time by the Chairman of the Board, the President or by the Board of Directors acting pursuant to a resolution adopted by a majority of the directors then in office. It shall also be a duty of the Chairman of the Board or, in his or her absence, of the President or, in his or her absence, of any Vice President, to call such special meetings whenever so requested in writing by stockholders owing a majority of the shares of capital stock entitled to vote at such meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

     (2) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 1 of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by the third paragraph of Section 1 of this
Article I shall be delivered to the Secretary at the principal

                                      III-2
executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of (i) the 60th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made by the Corporation of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (3) Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 3. Notice of Meetings.

     Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     Section 4. Quorum.

     At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

     If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

     Section 5. Organization.

     Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

     Section 6. Conduct of Business.

     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

                                      III-3

     Section 7. Proxies and Voting.

     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors. On request of the chairman of the meeting, the inspectors shall produce a report in writing of any challenge, question or matter determined by them and execute a certificate with respect to any fact found by them.

     All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

     Section 8. Stock List.

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

     The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall conclusively determine the identity of the stockholders entitled to examine such list and entitled to vote at the meeting and the number of shares held by each of them.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 1. Number, Election and Term of Directors.

     Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, provided that the number of directors of the Corporation shall not be less than three (3). For purposes of these By-laws, the term "Whole Board" shall mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided, with respect to the time for which they severally hold office, into three classes, designated Class I, Class II and Class III, with the term of office of Class I to expire at the Corporation's first annual meeting of stockholders, the term of office of Class II to expire at the Corporation's second annual meeting of stockholders and the term of office of Class III to expire at the Corporation's third annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board

                                      III-4
of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

     Section 2. Newly Created Directorships and Vacancies.

     Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

     Section 3. Regular Meetings.

     Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     Section 4. Special Meetings.

     Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or by a one-third or more of the Whole Board and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than forty-eight (48) hours before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     Section 5. Quorum.

     At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for all purposes; provided that a quorum shall not be less than one-third of the number of directors constituting the Whole Board. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

     Section 6. Participation in Meetings By Conference Telephone.

     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

     Section 7. Conduct of Business.

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 8. Compensation of Directors.

     Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each
                                      III-5
meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

                                  ARTICLE III

                                   COMMITTEES

     Section 1. Committees of the Board of Directors.

     The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Section 2. Conduct of Business.

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third ( 1/3) of the members shall constitute a quorum (unless a committee consists of less than three (3) directors, in which case one (1) director shall constitute a quorum); and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 3. Powers.

     Any committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the Corporation, except that no committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any By-law of the Corporation.

                                   ARTICLE IV

                                    OFFICERS

     Section 1. Generally.

     The officers of the Corporation shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders or may be elected as otherwise provided herein. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

                                      III-6

     Section 2. Chairman of the Board.

     The Chairman of the Board shall have such duties and powers as shall be designated from time to time by the Board of Directors. Unless the Board of Directors specifies otherwise, the Chairman of the Board (or, if there is none, the chief executive officer) shall preside, or designate a person who shall preside, at all meetings of the stockholders and the Board of Directors.

     Section 3. President.

     Unless the Board of Directors specifies otherwise, the President shall be the chief executive officer of the Corporation and, subject to the control of the directors, shall have general charge and supervision of the business and affairs of the Corporation.

     Section 4. Vice President.

     Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors or by the President. One (1) or more Vice Presidents may be designated Executive Vice President or Senior Vice President. In the event of the President's absence or disability, one (1) or more Vice Presidents shall be designated by the Board of Directors to perform the duties and exercise the powers of the President.

     Section 5. Treasurer and Assistant Treasurers.

     The Treasurer shall be the chief financial officer of the Corporation and shall be in charge of its books of account, accounting records and accounting procedures. He or she shall be responsible for the verification of all of the assets of the Corporation and the preparation of all tax returns and other financial reports to governmental agencies by the Corporation. He or she shall also have the care and custody of the funds and securities of the Corporation, sign checks, drafts, notes and orders for the payment of money, pay out and dispose of the funds and securities of the Corporation and in general perform the duties customary to the office of Treasurer. The Treasurer may have such additional duties and powers as may be designated from time to time by the Board of Directors or the President. He or she shall be responsible to and shall report to the Board of Directors but, in the ordinary conduct of the Corporation's business, shall be under the supervision of the President or such other officer as the Board of Directors shall designate.

     The Corporation may have one (1) or more Assistant Treasurers. Any Assistant Treasurer shall have such duties and powers as shall be designated from time to time by the Board of Directors, the President or the Treasurer.

     Section 6. Secretary and Assistant Secretaries.

     The Secretary shall (a) keep the minutes of the meetings of the Board of Directors, the stockholders and any committee designated by the Board of Directors; (b) see that all required notices of meetings of the directors, stockholders and members of such committees are duly given in accordance with the provisions of these By-laws or affix and attest the same to all instruments requiring the seal when authorized by the Board of Directors or the President. He or she shall also have charge of the corporate records and such books and papers as the Board of Directors may specify from time to time and shall perform all other duties incident to the office of Secretary or which may be assigned to him or her from time to time by the Board of Directors or the President. In the absence of the Secretary from any meeting, an assistant secretary, or if there be none or he or she is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the Secretary shall keep or cause to be kept the stock and transfer records of the Corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. He or she shall have such other duties and powers as may from time to time be designated by the Board of Directors or the President.

     The Corporation may have one (1) or more Assistant Secretaries. Any Assistant Secretary shall have such duties and powers as shall be designated from time to time by the Board of Directors, the President or the Secretary.

                                      III-7

     Section 7. Delegation of Authority.

     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

     Section 8. Removal.

     Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

     Section 9. Action with Respect to Securities of Other Corporations.

     Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

                                   ARTICLE V

                                     STOCK

     Section 1. Certificates of Stock.

     Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

     Section 2. Transfers of Stock.

     Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

     Section 3. Record Date.

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                      III-8

     Section 4. Lost, Stolen or Destroyed Certificates.

     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

     Section 5. Regulations.

     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE VI

                                    NOTICES

     Section 1. Notices.

     If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

     Section 2. Waivers.

     A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 1. Facsimile Signatures.

     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 2. Corporate Seal.

     The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section 3. Reliance upon Books, Reports and Records.

     Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                      III-9

     Section 4. Fiscal Year.

     The fiscal year of the Corporation shall be the 52 -week or 53 -week period beginning on or about the 1st day of January and ending on the Saturday closest to the 31st day of December, or such other period as may be fixed by the Board of Directors.

     Section 5. Time Periods.

     In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

     Section 6. Resignations and Removals.

     Any director or officer may resign at any time by delivering his resignation in writing to the Chairman of the Board, the President, or the Secretary or to a meeting of the Board of Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without, in either case, the necessity of its being accepted unless the resignation shall so state. Subject to the rights of the holders of any series of the preferred stock then outstanding, a director (including persons elected by directors to fill vacancies in the Board) may be removed from office at any time, but only for cause and by the vote of the holders of at least a majority of the shares issued and outstanding and entitled to vote in the election of directors, voting together as a single class. The Board of Directors may at any time remove any officer either with or without cause. The Board of Directors may at any time terminate or modify the authority of any agent. No director or officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director or officer removed shall have any right to any compensation as such director or officer for any period following his resignation or removal, or, to the fullest extent permitted by law, any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless, in the case of a resignation, the directors, or, in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     Section 7. Vacancies.

     If any office of any officer of the Corporation elected by the Board of Directors becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that officer may elect or appoint a successor. Each such successor shall hold office of the unexpired term, and in the case of the Chairman, the President, the Treasurer and the Secretary, until his or her successor is chosen and qualified or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Any vacancy of a directorship shall be filled as specified in Article II of these By-laws.

                                  ARTICLE VIII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 1. Right to Indemnification.

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment,
                                     III-10
only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     Section 2. Right to Advancement of Expenses.

     In addition to the right to indemnification conferred in Section 1 of this
ARTICLE VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

     Section 3. Right of Indemnitee to Bring Suit.

     If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
ARTICLE VIII or otherwise shall be on the Corporation.

     Section 4. Non-Exclusivity of Rights.

     The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of stockholders or directors or otherwise.

                                     III-11

     Section 5. Insurance.

     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section 6. Indemnification of Employees and Agents of the Corporation.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     Section 7. Nature of Rights.

     The rights conferred upon indemnitees in this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this ARTICLE VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

                                   ARTICLE IX

                                   AMENDMENTS

     In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these By-laws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the By-laws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal By-laws of the Corporation, notwithstanding any other provision of these By-laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these By-laws or any preferred stock, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these By-laws.

                                     III-12

                           MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mason N. Carter and Arthur A. Oliner as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on December 8, 2000, at the Special Meeting (or any adjournment or postponement thereof) of Shareholders to be held on January 23, 2001, at Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, New Jersey, at 10:00 a.m. Eastern Standard Time for the proposal referred to on the reverse side and described in the Proxy Statement.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted for the approval of the Agreement and Plan of Merger attached as Annex I to the Proxy Statement, and the transactions related thereto, as described in the Proxy Statement in proposal 1.

          PLEASE MARK ON THE REVERSE SIDE, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

                                                                 Please mark
                                                                 your vote as
                                                                 Indicated in
                                                                 the example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1:

No. 1 Approval of Agreement and Plan of Merger attached as Annex I to the Proxy
      Statement, and the transactions related thereto, as described in the Proxy Statement.

         FOR               AGAINST           ABSTAIN
         [ ]                 [ ]               [ ]



                                               Dated:_____________________, 200_

                                               _________________________________
                                                             Signature
                                               _________________________________
                                                             Signature

                                   This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants; both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                                   SIGN, DATE AND MAIL YOUR PROXY PROMPTLY
                                   TODAY.

--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --



|------------------------------------------------------------------------------|
|                         VOTE BY TELEPHONE OR INTERNET                        |
|                       QUICK * * * EASY * * * IMMEDIATE                       |
|------------------------------------------------------------------------------|

          YOUR VOTE IS IMPORTANT!--YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day -- 7 days a week.

   There is NO CHARGE to you for this call. -- Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1:  To vote as the Board of Directors recommends on proposal
           No. 1 press 1

                   When asked, please confirm by Pressing 1.

OPTION 2:  Proposal 1 - To vote FOR proposal No. 1 press 1; AGAINST press 9;
           ABSTAIN  press 0.

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/mrm

                                       or

3. VOTE BY PROXY:    Mark, sign and date your proxy card and return promptly
                     in the enclosed envelope.

   NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.
                             THANK YOU FOR VOTING.